UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment #1)
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2019
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-37586	47-4027764
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5255 Virginia Avenue
North Charleston, South Carolina 29406
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 843-740-2300
Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

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EXPLANATORY NOTE

On February 13, 2019, Ingevity Corporation (the “Company”) completed its previously announced acquisition ("Capa Acquisition") of the Capatm caprolactone division, through the purchase of Perstorp UK Ltd. from Perstorp Holding AB, a company registered in Sweden that develops, manufactures, and sells specialty chemicals. The aggregate preliminary purchase price for the acquisition was €578.9 million, or $652.5 million, excluding debt assumed of €100.4 million, or $113.1 million. At closing, the assumed debt was settled with an affiliate of the counterparty, Perstorp Holding AB. The Company funded the acquisition through a combination of borrowings under its existing credit facilities and cash on hand.

On February 13, 2019, the Company filed a Current Report on Form 8-K (the "Original Report") with the Securities and Exchange Commission to report the completion of the Acquisition.

This Current Report on Form 8-K/A amends the Original Report to include (i) audited Balance Sheets as of December 31, 2017 and 2016 and the related audited Income Statements, Statements of Changes in Equity, and Cash Flow Statements for the years ended December 31, 2017, 2016, and 2015 of Perstorp UK Ltd., (ii) unaudited Balance Sheets as of September 30, 2018 and December 31, 2017 and the related unaudited Income Statements, Statements of Changes in Equity, and Cash Flow Statements for the nine months ended September 30, 2018 and 2017 of Perstorp UK Ltd., and (iii) unaudited Pro Forma Condensed Combined Financial Information as of and for the nine months ended September 30, 2018 and unaudited Pro Forma Condensed Combined Statement of Operations for year ended December 31, 2017 related to the acquisition, as required by Items 9.01(a) and 9.01(b) of Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of the Business Acquired

(i)
Audited Balance Sheets as of December 31, 2017 and 2016 and the related audited Income Statements, Statements of Changes in Equity, and Cash Flow Statements for the years ended December 31, 2017, 2016, and 2015 of the Perstorp UK Ltd. are attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

(ii)
Unaudited Balance Sheet as of September 30, 2018 and December 31, 2017 and the related unaudited Income Statements, Statements of Changes in Equity, and Cash Flow Statements for the nine month periods ended September 30, 2018 and 2017 of Perstorp UK Ltd. are attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information related to the Capa Acquisition is attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2018.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2018 and the year ended December 31, 2017.

(d)	Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of PricewaterhouseCoopers LLP, Independent Auditor.
99.1
Audited Balance Sheet as of December 31, 2017 and 2016 and the related audited Income Statements, Statements of Changes in Equity, and Cash Flow Statements for the years ended December 31, 2017, 2016, and 2015 of Perstorp UK Ltd.

99.2
Unaudited Balance Sheet as of September 30, 2018 and December 31, 2017 and the related unaudited Income Statements, Statement of Changes in Equity, and Cash Flows Statement for the nine month periods ended September 30, 2018 and 2017 of Perstorp UK Ltd.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ JOHN C. FORTSON
John C. Fortson
Executive Vice President, Chief Financial Officer and Treasurer
Date: April 12, 2019